Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2013
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Other Intangible Assets
Goodwill and Other Intangible Assets

A. Goodwill

The following table provides the components of and changes in the carrying amount of Goodwill:
(MILLIONS OF DOLLARS)	Primary Care	Specialty Care and Oncology	Established Products and Emerging Markets	Consumer Healthcare	Total
Balance, January 1, 2012	$6,229	$17,097	$18,746	$2,497	$44,569
Additions(a)	—	—	91	514	605
Other(b)	(77)	(212)	(234)	(990)	(1,513)
Balance, December 31, 2012	6,152	16,885	18,603	2,021	43,661
Derecognition(c)	—	—	(292)	—	(292)
Other(b)	(122)	(341)	(378)	(9)	(850)
Balance, December 31, 2013	$6,030	$16,544	$17,933	$2,012	$42,519

(a)	Related to our acquisitions of Ferrosan, Alacer and NextWave (see Note 2A. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Acquisitions).

(b)	Primarily reflects the impact of foreign exchange.

(c)
Reflects the goodwill derecognized as part of the transfer of certain product rights, which constituted a business, to our equity-method investment in China. For additional information, see Note 2D. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Equity-Method Investments.

B. Other Intangible Assets

Balance Sheet Information

The following table provides the components of Identifiable intangible assets:
	December 31, 2013			December 31, 2012
(MILLIONS OF DOLLARS)	Gross Carrying Amount	Accumulated Amortization	Identifiable Intangible Assets, less Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization	Identifiable Intangible Assets, less Accumulated Amortization
Finite-lived intangible assets
Developed technology rights	$72,038	$(41,541)	$30,497	$72,349	$(36,895)	$35,454
Brands	1,743	(773)	970	1,657	(693)	964
License agreements and other	896	(805)	91	914	(642)	272
	74,677	(43,119)	31,558	74,920	(38,230)	36,690
Indefinite-lived intangible assets
Brands	7,381	—	7,381	7,786	—	7,786
In-process research and development	443	—	443	669	—	669
Other	3	—	3	1	—	1
	7,827	—	7,827	8,456	—	8,456
Identifiable intangible assets(a)	$82,504	$(43,119)	$39,385	$83,376	$(38,230)	$45,146

(a)
The decrease is primarily related to amortization, asset impairment charges and the transfer of certain product rights to our equity-method investment in China. For additional information about the asset impairment charges, see Note 4. Other (income)/deductions—net. For additional information about the transfer of certain product rights, see Note 2D. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Equity-Method Investments.

As of December 31, 2013, our identifiable intangible assets are associated with the following, as a percentage of total identifiable intangible assets, less accumulated amortization:

•	Developed technology rights: Specialty Care (68%); Established Products (19%); Primary Care (12%); and Oncology (1%);

•	Brands, finite-lived: Consumer Healthcare (75%); and Established Products (25%);

•	Brands, indefinite-lived: Consumer Healthcare (69%); and Established Products (31%); and

•	IPR&D: Worldwide Research and Development (43%); Specialty Care (43%); Established Products (7%); and Primary Care (7%).

There are no percentages for our Emerging Markets business unit as it is a geographic-area unit, not a product-based unit. The carrying value of the assets associated with our Emerging Markets business unit is included within the assets associated with the other four biopharmaceutical business units.

For information about intangible asset impairments, see Note 4. Other (Income)/Deductions—Net.

Developed Technology Rights

Developed technology rights represent the amortized cost associated with developed technology, which has been acquired from third parties and which can include the right to develop, use, market, sell and/or offer for sale the product, compounds and intellectual property that we have acquired with respect to products, compounds and/or processes that have been completed. We possess a well-diversified portfolio of hundreds of developed technology rights across therapeutic categories, primarily representing the commercialized products included in our five biopharmaceutical business units. The more significant components of developed technology rights are the following (in order of significance): Prevnar 13/Prevenar 13 Infant and Enbrel and, to a lesser extent, Premarin, Prevnar 13/Prevenar 13 Adult, Effexor, Pristiq, Tygacil, Refacto AF and Benefix. Also included in this category are the post-approval milestone payments made under our alliance agreements for certain biopharmaceutical products.

Brands

Brands represent the amortized or unamortized cost associated with tradenames and know-how, as the products themselves do not receive patent protection. Most of these assets are associated with our Consumer Healthcare business unit. The more significant components of indefinite-lived brands are the following (in order of significance): Advil, Xanax/Xanax XR, Centrum and, to a lesser extent, Caltrate. The more significant components of finite-lived brands are the following (in order of significance): Depo-Provera, Idoform Bifiform, and Advil Cold and Sinus.

In-Process Research and Development

IPR&D assets represent research and development assets that have not yet received regulatory approval in a major market. The more significant components of IPR&D are a treatment for skin fibrosis and programs for the treatment of staph aureus infections and epilepsy, as well as a vaccine for the prevention of meningitidis serogroup B in adolescents and young adults.

IPR&D assets are required to be classified as indefinite-lived assets until the successful completion or the abandonment of the associated research and development effort. Accordingly, during the development period after the date of acquisition, these assets will not be amortized until approval is obtained in a major market, typically either the U.S. or the EU, or in a series of other countries, subject to certain specified conditions and management judgment. At that time, we will determine the useful life of the asset, reclassify the asset out of in-process research and development and begin amortization. If the associated research and development effort is abandoned, the related IPR&D assets will likely be written-off, and we will record an impairment charge.

In 2012, two IPR&D assets with a combined book value of approximately $160 million were reclassified to developed technology rights as a result of being approved in a major market.

For information about impairments of IPR&D assets, see Note 4. Other (Income)/Deductions––Net.

For IPR&D assets, the risk of failure is significant and there can be no certainty that these assets ultimately will yield a successful product. The nature of the biopharmaceutical business is high-risk and, as such, we expect that many of these IPR&D assets will become impaired and be written off at some time in the future.

Amortization

The weighted-average life of both our total finite-lived intangible assets and the largest component, developed technology rights, is approximately 10 years. Total amortization expense for finite-lived intangible assets was $4.8 billion in 2013, $5.3 billion in 2012 and $5.7 billion in 2011.

The following table provides the annual amortization expense expected for the years 2014 through 2018:
(MILLIONS OF DOLLARS)	2014	2015	2016	2017	2018
Amortization expense	$4,099	$3,699	$3,451	$3,334	$3,219